Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ____________, 2019 (the “Effective Date”) by and among Invitae Corporation, a Delaware corporation (the “Company”) and certain stockholders of Singular Bio, Inc., a Delaware corporation (“Singular”) listed on Exhibit A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

RECITALS

WHEREAS, the Company, Singular, Santa Barbara Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, as Holders’ Representative (as defined therein), have entered into that certain Agreement and Plan of Merger and Reorganization dated as of June 14, 2019 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Singular, and Singular shall continue as the surviving entity and wholly owned subsidiary of the Company (the “Merger”);
WHEREAS, in connection with the Merger and pursuant to the Merger Agreement, the Company issued to the Stockholders at the Closing (as defined in the Merger Agreement) shares of the Company’s common stock, par value $0.0001 per share, identified on Exhibit A hereto as Stock Consideration Shares (the “Shares”) pursuant to the Merger Agreement; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Company agreed to grant certain registration rights to the Stockholders as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Definitions.    For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Agreement” has the meaning set forth in the preamble.

“Business Day" means any day, other than a Saturday, Sunday or one on which banks are authorized by law to be closed in New York, New York.

“Company Indemnitee” has the meaning set forth in Section 4.1(b).

“Effective Date” has the meaning set forth in the preamble.

“Effectiveness Period” has the meaning set forth in Section 3.1(b).

“Exchange Act” means the Securities Exchange Act of 1934.

“Grace Period” has the meaning set forth in Section 3.2(h).

“Holder” (collectively, “Holders”) means any Stockholder and any transferee permitted under Section 2.1 of Registrable Securities, in each case to the extent holding Registrable Securities.

“Holder Indemnitee” has the meaning set forth in Section 4.1(a).

“Indemnified Party” has the meaning set forth in Section 4.1(c).

“Indemnifying Party” has the meaning set forth in Section 4.1(c).

“Merger Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means the Shares issued to the Stockholders pursuant to the Merger Agreement and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to such securities; provided, however, that Registrable Securities shall cease to be Registrable Securities with respect to a particular Holder when (i) such securities have been disposed of in accordance with the Registration Statement or pursuant to Rule 144; (ii) such securities may be sold pursuant to Rule 144 without any limitation as to manner-of-sale restrictions or volume limitations; or (iii) such securities cease to be outstanding.

“Registration Expenses” means all expenses incurred by the Company in effecting the registration pursuant to this Agreement, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, “blue sky” fees and expenses, and expenses of the Company’s independent registered public accounting firm in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

“Registration Statement” has the meaning set forth in Section 3.1.

“Rule 144” means Rule 144 under the Securities Act or any successor or other similar rule, regulation or interpretation of the SEC that may at any time permit the sale of Registrable Securities to the public without registration.

“Rule 405” means Rule 405 under the Securities Act or any successor or other similar rule.

“Rule 415” means Rule 415 under the Securities Act or any successor or other similar rule providing for offering securities on a continuous or delayed basis.

“Rule 424” means Rule 424 under the Securities Act or any successor or other similar rule.

“Shares” has the meaning set forth in the recitals.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Selling Expenses” means all discounts, selling commissions, fees of selling brokers, dealer managers and similar securities industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel for the Company included in Registration Expenses).

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, testamentary disposition, operation of law or otherwise) any Shares.

“Violation” has the meaning set forth in Section 4.1(a).

ARTICLE II
TRANSFER RESTRICTIONS

Section 2.1    General Transfer Restrictions. The right of any Stockholder to Transfer any Shares held by it is subject to the restrictions set forth below.

(a)    Each Stockholder acknowledges that the Shares have not been registered under the Securities Act and may not be Transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Stockholder covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state and foreign securities laws. In connection with any Transfer of the Shares other than a Transfer (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144, or (iv) if Holder is a venture capital or private equity fund, a customary distribution to its partners or members for no consideration, the Company may require the Stockholder to provide to the Company an opinion of counsel selected by the Stockholder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration under the Securities Act; provided, however, that prior to any transfer pursuant to (iv), each transferee shall agree with the Company in writing to be bound by this Agreement (it being understood that the rights of the transferor under this Agreement shall likewise be deemed assigned to such transferee upon such transfer).
(b)    Each Stockholder agrees to the affixing, so long as is required by this Section 2.1, of the following legend on any certificate or book-entry position evidencing any of the Shares:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.
Certificates or book-entry positions evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to an effective registration statement (including the Registration Statement described in Section 3.1) covering the resale of the Shares, (ii) following any sale of such Shares pursuant to Rule 144 or if the Shares are transferrable by a person who is not an Affiliate of the Company or the applicable Stockholder pursuant to Rule 144 without any volume or manner of sale restrictions thereunder, (iii) if Holder is not an Affiliate of the Company, one (1) year following the Closing, provided, however, that in the case of (i), (ii) and (iii), above, the Stockholder provides the Company with customary legal representation letters reasonably acceptable to the Company or (iv) if the Stockholder provides the Company with a legal opinion reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act. Whenever such restrictions shall cease and terminate as to any Shares, the Holder of such securities shall be entitled to receive from the Company upon a written request in writing, without expense, new securities of like tenor not bearing the legend set forth herein, and such new securities shall be issued promptly, but in no event less than five (5) Business Days after a written request to remove such legends.

(c)    Notwithstanding anything herein to the contrary, following registration of the Shares each Stockholder agrees not to sell any shares of the Company’s common stock issued to such Stockholder, if the sales of such shares would, when combined with the sale of any other shares of the Company’s common stock by such Stockholder in any (1)-day period, exceed five percent (5%) of the average daily trading volume of the Company’s common stock on the New York Stock Exchange over the five (5) trading days preceding such date of sale; provided, however, that if the aggregate number of Shares represents less than fifty percent (50%) of the average daily trading volume of the Company’s common stock on the New York Stock Exchange over the five (5) trading days preceding the Closing (as defined in the Merger Agreement) (the “Average Volume”), such resale volume limitations shall not apply. If the aggregate number of Shares issued to a Stockholder represent more than the Average Volume, the Company may place such legends or stock transfer restrictions on the Shares as shall be appropriate for enforcing the provisions of this Section 2(c). Any waiver or release of the restrictions in this Section 2(c) granted to a particular Holder will be made available to all other Holders on a proportionate basis.

ARTICLE III
REGISTRATION AND PROCEDURES

Section 3.1    S-3 Registration.

(a)    In compliance with the terms of this Agreement, the Company shall prepare and file with the SEC a registration statement on Form S-3ASR covering the resale as a secondary offering to be made on a continuous basis pursuant to Rule 415 of all Registrable Securities. The registration statement (or new registration statement) required to be filed pursuant to this Section 3.1 is referred to herein as the “Registration Statement.”

(b)    The Company shall exercise commercially reasonable efforts to prepare and file the Registration Statement with the SEC no later than five (5) Business Days after the Closing Date; provided, however, that no filing of such Registration Statement shall be required during any period in which the Company’s insider trading policy would prohibit executive officers of the Company from trading in the Company’s securities. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective as promptly as practical and in compliance with the Securities Act and usable for resale of Registrable Securities covered thereby from the date of its initial effectiveness until one year following the Closing Date (such period, the “Effectiveness Period”); provided, however, that nothing in this Agreement shall require the Company to maintain any Registration Statement once the Shares cease to be Registrable Securities.

(c)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3.1 or Section 3.2 with respect to Registrable Securities of a Holder that the Holder shall furnish to the Company such information regarding such Holder as required under Section 3.4(a).

Section 3.2    Registration Procedures; Company Obligations. The Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with Section 3.1, and in connection therewith shall have the following obligations:

(a)    No later than the first Business Day after the Registration Statement becomes effective, the Company shall file with the SEC the final prospectus included therein pursuant to Rule 424. The Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, shall comply as to form and content with the applicable requirements of the Securities Act and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b)    Subject to Section 3.2(h), the Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and usable for resale of the Registrable Securities covered thereby at all times during the Effectiveness Period. The Company shall use commercially reasonable efforts to cause any post-effective amendment to the Registration Statement that is not effective upon filing to become effective as soon as practicable after such filing. No later than the first Business Day after a post-effective amendment to the Registration Statement becomes effective, the Company shall file with the SEC the final prospectus or prospectus supplement included therein pursuant to Rule 424.

(c)    The Company shall notify the Holders of the time when the Registration Statement becomes effective or an amendment or supplement to any prospectus forming a part of such Registration Statement has been filed. The Company shall furnish to the Holders, without charge, such documents, including copies of any preliminary prospectus or final prospectus contained in the Registration Statement or any amendments or supplements thereto, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement.

(d)    The Company shall use commercially reasonable efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by the Registration Statement in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such Holder reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such registration or qualification in effect; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject.

(e)    The Company shall promptly notify (which notice shall be accompanied by an instruction to suspend the use of the prospectus) the Holders when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which any prospectus included in, or relating to, the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information), and, subject to Section 3.2(h), promptly prepare and file with the SEC a supplement to the related prospectus or amendment to such Registration Statement or any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)    The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g)    The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be (1) listed on the New York Stock Exchange and (2) reflected in the stock ledger maintained by the Company’s transfer agent.

(h)    Notwithstanding anything in this Agreement to the contrary, at any time after the Registration Statement becomes effective the Company may delay the disclosure of material, non-public information concerning the Company or any of its subsidiaries if the Board of Directors of the Company has a valid business reason for determining that disclosure of such information is not in the best interests of the Company and such disclosure is not otherwise required (a “Grace Period”); provided, however, that the Company shall promptly (i) provide written notice to the Holders of the Grace Period (provided that in no event shall such notice contain any material, non-public information) and the date on which the Grace Period will begin, and (ii) provide written notice to the Holders of the date on which the Grace Period ends; provided, further, that no Grace Period shall exceed thirty (30) consecutive days and during the Effectiveness Period such Grace Periods shall not exceed an aggregate of sixty (60) days provided, further, the Company shall not register any securities for its own account or that of any other stockholder during such Grace Period. The provisions of Section 3.2(e) shall not be applicable during any Grace Period. Upon expiration of a Grace Period, the Company shall again be bound by the provisions of Section 3.2(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

Section 3.3    Current Public Information. During the Effectiveness Period, the Company shall use commercially reasonable efforts to (i) make and keep public information available, as those terms are defined in Rule 144, until all the Registrable Securities cease to be Registrable Securities, and so long as a Holder owns any Registrable Securities, furnish to such Holder upon request a written statement by the Company as to its satisfaction of the current public information requirements of Rule 144 and (ii) file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act.

Section 3.4    Obligations of the Holders.

(a)    Each Holder shall furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by such Holder and the intended method of disposition of the Registrable Securities held by such Holder as shall be reasonably required to effect the registration of such Registrable Securities and shall execute, or shall cause to be executed, such customary documents in connection with such registration as the Company may reasonably request. In connection therewith, upon the execution of this Agreement, each Holder shall complete, execute and deliver to the Company a selling securityholder notice and questionnaire in the form attached hereto as Exhibit B. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of any additional information the Company requires from such Holder, and such Holder shall provide such information to the

Company at least three (3) Business Days prior to the first anticipated filing date of the Registration Statement.

(b)    Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement.

(c)    Upon receipt of written notice from the Company of any event of the kind described in Section 3.2(e) or Section 3.2(f) or written notice of any Grace Period, each Holder shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed or that the Grace Period has ended. If so directed by the Company, such Holder shall use its commercially reasonable efforts to return to the Company (at the Company's expense) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice other than permanent file copies then in such Holder’s possession.

(d)    No Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.
(e)    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

Section 3.5    Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Holders of the Registrable Securities so registered in proportion the Registrable Securities owned by such Holders.

Section 3.6    Transfer of Registration Rights. The rights contained in Section 3.1 hereof to cause the Company to register the Registrable Securities, and the other rights set forth in this Article III, may be assigned or otherwise conveyed by any Stockholder to any transferee of the Registrable Securities if the Transfer was permitted under Article II and the transferee agrees with the Company in writing to be bound by this Agreement.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

Section 4.1    Indemnification. In the event any Registrable Securities are included in the Registration Statement:

(a)    The Company shall indemnify and hold harmless each Holder of Registrable Securities and such Holder’s officers, directors, employees, partners, members, agents (including brokers), representatives and Affiliates and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each, a “Holder Indemnitee”), against any losses, claims, damages, liabilities or expenses to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference, (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (iii) a violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with the Registration Statement, and the Company will pay to each such Holder Indemnitee, as accrued, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or expense; provided, however, that the indemnification contained in this Section 4.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any such loss, claim, damage, liability, action or expense to the extent that it arises out of or is based upon a Violation which occurs (A) in reliance upon and in conformity with written information furnished by a Holder, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) in connection with any offers or sales effected by or on behalf of any Holder Indemnitee in violation of Section 3.4(c) of this Agreement, or (D) as a result of offers or sales effected by or on behalf of any Holder Indemnitee by means of a freewriting prospectus (as defined in Rule 405) that was not authorized in writing by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder Indemnitee, and shall survive the transfer of such securities by such Holder, and any termination of this Agreement.

(b)    Each Holder, severally and not jointly, shall indemnify and hold harmless the Company and each of its officers, directors, employees, agents, representatives and Affiliates and persons, if any, who control the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnitee”), against any losses, claims, damages, liabilities or expenses to which any of the Company Indemnitees may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder which is contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary or final prospectus, amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Holder, (iii) a violation or alleged violation by a Holder of any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to such Holder and relating to action or inaction required of such Holder in connection with the registration of such Holder’s Registrable Securities or (iv) in connection with any offer or sales effected by or on behalf of such Holder in violation of Section 3.4(c) of this Agreement, and each Holder will pay, as accrued, any legal or other expenses reasonably incurred by any Company Indemnitee pursuant to this Section 4.1(b), in connection with investigating or defending any such loss, claim, damage, liability, action or expense as a result of a Holder’s untrue statement or omission or violation; provided, however, that the indemnification contained in this Section 4.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or expense if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the amount any Holder will be obligated to pay pursuant to this Section 4.1(b) and Section 4.2 will be limited to an amount equal to the gross proceeds actually received by such Holder for the sale of the Registrable Securities pursuant to the registration statement which gives rise to such obligation to indemnify and/or contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Company Indemnitee, and shall survive the transfer of such securities by such Holder, and any termination of this Agreement.

(c)    Promptly after receipt by a party to this Agreement entitled to indemnity hereunder (an “Indemnified Party”) under this Section 4.1 of notice of the commencement of any action (including any governmental action), such Indemnified Party will, if a claim in respect thereof is to be made against any party to this Agreement from whom indemnification may be sought under this Section 4.1 (an “Indemnifying Party”), deliver to the Indemnifying Party a written notice of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the Indemnifying Party; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the Indemnifying Party, if (i) the Indemnifying Party shall have failed to assume the defense of such claim within seven (7) days after receipt of notice of the claim and to employ counsel reasonably satisfactory to such Indemnified Party, as the case may be; or (ii) in the reasonable opinion of counsel retained by the Indemnified Party, representation of such Indemnified Party by such counsel would be inappropriate due to actual or potential differing interests (including the availability of differing legal defenses) between such Indemnified Party and any other party represented by such counsel in such proceeding. It is understood that the Indemnifying Party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate counsel at any time for all such Indemnified Parties. The Indemnified Party shall cooperate fully with the Indemnifying Party in connection with any negotiation or defense of any such action or claim by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party which relates to such action or claim. The Indemnifying Party shall keep the Indemnified Party reasonably apprised of the status of the defense or any settlement negotiations with respect thereto. No Indemnifying Party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 4.1, except to the extent such failure to give notice has a material adverse effect on the ability of the Indemnifying Party to defend such action.

Section 4.2    Contribution.     If the indemnification provided for in Section 4.1 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to severally and not jointly contribute pursuant to this Section 4.2, together with Holder’s liability under Section 4.1(b), will be limited to an amount equal to the gross proceeds received by a Holder for the sale of the Registrable Securities pursuant to the registration statement which gives rise to such obligation to contribute and/or indemnify (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
GENERAL PROVISIONS

Section 5.1    Entire Agreement. This Agreement (including Exhibit A hereto) constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto.
Section 5.2    Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) upon transmission, if sent by facsimile or electronic transmission (in each case with receipt verified by electronic confirmation), or (c) one (1) Business Day after being sent by courier or express delivery service. The addresses, email addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address, email address or facsimile number as may be designated in writing hereafter, in the same manner, by any such person.
Section 5.3    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart and such counterparts may be delivered by the parties hereto via facsimile or electronic transmission.
Section 5.4    Amendment; Waiver. This Agreement may be amended or modified, and any provision hereof may be waived, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities at such time. Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed a waiver of such provision or any other provisions hereof.
Section 5.5    Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.
Section 5.6.    Governing Law; Venue. This Agreement and all claims or causes of action (whether sounding in contract or tort) arising under or related to this Agreement, shall be governed by and construed in accordance with, the Laws of the State of California, without regard to any rule or principle that might refer the governance or construction of this Agreement to the Laws of another jurisdiction. In any action or proceeding between any of the parties arising under or related to this Agreement, each of the parties (a) knowingly, voluntarily, irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state or federal courts located in the City and County of San Francisco, California, (b) agrees that all claims in respect of any such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 5.6, (c) waives any objection to the laying of venue of any such action or proceeding in such courts, including any objection that any such action or proceeding has been brought in an inconvenient forum or that the court does not have jurisdiction over any party, and (d) agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 5.2. The parties agree that any party may commence a proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.
Section 5.7    Specific Performance. Each party acknowledges and agrees that the other parties hereto would be irreparably harmed and would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed by such first party in accordance with their specific terms or were otherwise breached by such first party. Accordingly, each party agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this

Agreement, this being in addition to any other remedy to which such parties are entitled at law or in equity.
(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:
INVITAE CORPORATION
By:
Name:
Title:

Address for Notice: 1400 16th Street San Francisco, California 94103
Attn:
Facsimile No.:

[Signature Page to Registration Rights Agreement]

        IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:
Name:
By:
Name:
Title:

Address for Notice:
Telephone No.:
Facsimile No.:
Email Address:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Name of Holder	Number of Shares

EXHIBIT B
INVITAE CORPORATION
REGISTRATION STATEMENT QUESTIONNAIRE
In connection with the Registration Statement of Invitae Corporation (the “Company”), please provide the following information regarding the Holder of the Registrable Securities and any natural persons or entities who have control over the Holder (each, a “Control Person”).
1. Please provide the name and address of the Holder and each Control Person as it should appear in the Registration Statement:

2. Except as set forth below, neither the Holder nor any Control Person holds any equity securities of the Company on behalf of another person or entity:

3. Except as set forth below, neither the Holder nor any Control Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) any securities of the Company other than the Registrable Securities. Please include number of securities owned by for each such Holder and Control Person, as applicable.

4. Has the Holder or any Control Person had any position, office or other material relationship, including business relationships, within the past three years with the Company or its affiliates? (Include any relationships involving the Holder, any Control Person or its respective affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)                     Yes     No

If yes, please indicate the nature of any such relationship:

5. The undersigned has reviewed the Plan of Distribution attached as Annex A hereto, and hereby confirms that the information contained therein regarding the undersigned and its plan of distribution is correct and complete.         Confirmed     Not correct/complete
6. Has the Holder or any Control Person made or is it aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?             Yes     No
If yes, please describe the nature of such arrangements:

7. FINRA Matters:
(a) State whether the Holder or any Control Person is a member of FINRA.     Yes     No

(b) State whether (i) any associate or affiliate of the Holder or any Control Person is a member of FINRA, a controlling shareholder of a FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) the Holder, any Control Person or any associate or affiliate of the Holder or such Control Person owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) the Holder, any Control Person or any associate or affiliate of the Holder or Control Person has made any outstanding subordinated loans to any FINRA member. If the Holder or the Control Person is a general or limited partnership, a no answer asserts that no such relationship exists for the Holder or Control Person, as well as for each of its respective general or limited partners.                 Yes     No

If “yes,” please identify the FINRA member and describe the Holder’s or Control Person’s relationship, including, in the case of a general or limited partner, the name of the partner:

(c) If the answer to Item 6(b) is yes, did the Holder or Control Person acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(d) If the answer to Item 6(b) is yes, did the Holder or Control Person, at the time it acquired the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

If the answer to Items 6(a) and 6(b) was “no”, you need not respond to Item 6(e).
Note that in general the Company will be required to identify any registered broker-dealer as an underwriter in the Registration Statement. Note that if the Holder or any Control Person is an associate or affiliate of a broker-dealer and did not acquire the Registrable Securities in the ordinary course of business or at the time of acquisition had any arrangements or understandings, directly or indirectly, to distribute the securities, the Holder or Control Person may be required to be identified as an underwriter in the Registration Statement.
(e) State whether the Holder, any Control Person or any associate or affiliate thereof has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Company or any affiliate thereof including, but not limited to, the common stock now being registered.     Yes     No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

ACKNOWLEDGEMENT
The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus or supplement contained therein). The undersigned hereby consents to be named as a selling stockholder in the Registration Statement and to the use of all such information in the Registration Statement.
The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.
The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of any omission of any material fact necessary to make the statements contained therein not misleading.
Dated:                , 2019

Holder Name

Signature

Name and Title of Signatory

PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO:

Julie Park
Pillsbury Winthrop Shaw Pittman LLP
julie.park@pillsburylaw.com

ANNEX A
PLAN OF DISTRIBUTION
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date of this prospectus;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	through the distribution of the common stock by any selling stockholder to its partners, members or stockholders;

•	broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In addition, any shares covered by this prospectus that qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment or supplement to this prospectus amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out the short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
The selling stockholders and any broker-dealers or agents that participate in the sale of the common stock or interests therein may be deemed to be “underwriters” within the meaning of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are deemed to be “underwriters” within the meaning of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. Underwriters and their controlling persons, dealers and agents may be entitled, under agreements entered into with us and the selling stockholder, to indemnification against and contribution toward specific civil liabilities, including liabilities under the Securities Act.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents or dealers, and any applicable discounts, commissions, concessions or other compensation with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act, relating to the registration of the shares offered by this prospectus.